UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008 (May 13, 2008)

CHINA AGRITECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden, Future Business Center, Chaoyang North Road, Chaoyang District, Beijing, China 100024 People's Republic of China
(Address of Principal Executive Offices)

(86) 10-59621278
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 13, 2008, China Agritech, Inc. (the “Company”) issued a press release announcing that the Company will hold an earnings call at 8:00 a.m. eastern time on May 15, 2008. The Company does not intend to disclose any material non-public information on the call. A copy of this press release is furnished hereto as Exhibit 99.1.

In addition, on May 15, 2008, the Company issued a press release announcing the financial results for the first quarter ended March 31, 2008. A copy of this press release is furnished hereto as Exhibit 99.2.

The information in this Current Report included in this Item 2.02, including the exhibits included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by the Company dated May 13, 2008.

99.2	Press release issued by the Company dated May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Agritech, Inc.

Date: May 15, 2008

/s/ Yu Chang
Chief Executive Officer